                                                             UNITED STATES
                                                  SECURITIES AND EXCHANGE COMMISSION
                                                         WASHINGTON, DC 20549

                                                               FORM 8-K
                                                            CURRENT REPORT

                                                    PURSUANT TO SECTION 13 OR 15(d)
                                                OF THE SECURITIES EXCHANGE ACT OF 1934

                                                            August 30, 2002
                                                   (Date of earliest event reported)

                                                     Commission file number 1-7349

                                                           BALL CORPORATION
                                        (Exact name of Registrant as specified in its charter)

                                    Indiana                    1-7349                35-0160610
                                   (State of                (Commission             (IRS Employer
                                 Incorporation)               File No.)          Identification No.)

                                     10 Longs Peak Drive, P.O. Box 5000, Broomfield, CO 80021-2510
                                     (Address of principal executive offices, including ZIP code)

                                                            (303) 469-3131
                                         (Registrant's telephone number, including area code)

                                                            Not Applicable
                                     (Former name or former address, if changed since last report)

                                                           Ball Corporation
                                                      Current Report on Form 8-K
                                                         Dated August 30, 2002

Item 5.  Other Events

On August 29, 2002, Ball Corporation, an Indiana corporation (the "Company"), entered into an agreement with Schmalbach-Lubeca
Holding GmbH and AV Packaging GmbH to acquire Schmalbach-Lubeca AG, the second largest beverage can manufacturer in Europe.
Ball will be acquiring the German-based company for approximately 900 million euros in cash and the assumption of approximately
16 million euros of net debt.  The final purchase price is subject to working capital and other post-closing adjustments.
Schmalbach-Lubeca, is headquartered in Ratingen, Germany.  Schmalbach-Lubeca operates 12 manufacturing plants-four each in Germany and Great Britain, two in France and one each in the Netherlands and Poland.  The company produces more than 12 billion aluminum and steel beverage cans and easy-opening can ends, employs approximately 2,500 people and has forecasted sales in 2002 in excess of $1 billion.  After the transaction, Schmalbach-Lubeca will be operated as a wholly owned European subsidiary of Ball.  The completion of the acquisition is subject to various conditions including regulatory approvals.  The company issued a press release with respect to the transaction on August 29, 2002, a copy of which is included as an exhibit hereto and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

The following is filed as an Exhibit to this report.

Exhibit 99.1      Text of Press Release disseminated by the Registrant on August 29, 2002.

                                                               SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     BALL CORPORATION
                                                     (Registrant)

                                                     By:      /s/ Raymond J. Seabrook
                                                              Name:  Raymond J. Seabrook
                                                              Title: Senior Vice President and Chief Financial Officer

Date:    August 30, 2002

                                                   Ball Corporation and Subsidiaries
                                                                Form 8-K
                                                            August 30, 2002

                                EXHIBIT INDEX
                                 Description                                                        Exhibit

Text of a press release disseminated by the registrant on August 29, 2002                           99.1